Exhibit 99.1

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	Three Months Ended			Three Months Ended
	As Reported (1)	Pro Forma Adjustments (2)	Pro Forma	As Reported (1)	Pro Forma Adjustments (2)	Pro Forma
	Aug 31, 2023	Aug 31, 2023	Aug 31, 2023	Aug 31, 2022	Aug 31, 2022	Aug 31, 2022
		(unaudited)			(unaudited)

Net sales	$78,679	$(11,935)	$66,744	$81,537	$(19,828)	$61,709
Cost of sales (exclusive of intangible amortization)	38,619	(8,482)	30,137	39,232	(11,585)	27,647
Gross profit	40,060	(3,453)	36,607	42,305	(8,243)	34,062
% of net sales	50.9%		54.8%	51.9%		55.2%

Operating expenses
Research and development	7,941	(207)	7,734	8,333	(125)	8,208
Sales and marketing	27,368	(1,487)	25,881	26,543	(1,416)	25,127
General and administrative	10,856	(1)	10,855	10,101	(101)	10,000
Amortization of intangibles	3,625	(964)	2,661	4,837	(1,448)	3,389
Change in fair value of contingent consideration	(130)	—	(130)	211	—	211
Acquisition, restructuring and other items, net	3,212	(22)	3,190	5,581	(17)	5,564
Total operating expenses	52,872	(2,681)	50,191	55,606	(3,107)	52,499
Gain on sale of assets	47,842	(47,842)	—	—	—	—
Operating income (loss)	35,030	(48,614)	(13,584)	(13,301)	(5,136)	(18,437)
Interest expense, net	119	—	119	(381)	—	(381)
Other expense, net	(288)	—	(288)	(175)	—	(175)
Total other expense, net	(169)	—	(169)	(556)	—	(556)
Income (loss) before income tax benefit	34,861	(48,614)	(13,753)	(13,857)	(5,136)	(18,993)
Income tax benefit	(11,023)	—	(11,023)	(853)		(853)
Net income (loss)	$45,884	$(48,614)	$(2,730)	$(13,004)	$(5,136)	$(18,140)

Income (loss) per share
Basic	$1.15		$(0.07)	$(0.33)		$(0.46)
Diluted	$1.15		$(0.07)	$(0.33)		$(0.46)

Weighted average shares outstanding
Basic	39,842		39,842	39,302		39,302
Diluted	39,968		39,842	39,302		39,302

(1)  Reflects the Company's US GAAP consolidated financial statements before pro forma adjustments related to the sale of the Dialysis and BioSentry Businesses on June 8, 2023, the sale of the PICCs and Midlines Businesses on February 15, 2024 and the discontinuation of the RadioFrequency Ablation and Syntrax products ("the Businesses") as of February 29, 2024, for the three months ended August 31, 2023 and August 31, 2022.

(2) Reflects the elimination of revenues and expenses representing the operating results from the sales and discontinuation of the Businesses.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION
(in thousands, except per share data)

Reconciliation of Pro Forma Net Loss to Pro Forma Adjusted Net Loss:
	Pro Forma
	Three Months Ended
	Aug 31, 2023	Aug 31, 2022
	(unaudited)	(unaudited)

Pro forma net loss	$(2,730)	$(18,140)

Amortization of intangibles	2,661	3,389
Change in fair value of contingent consideration	(130)	211
Acquisition, restructuring and other items, net (1)	3,190	5,564
Tax effect of non-GAAP items (2)	(9,176)	1,408
Adjusted pro forma net loss	$(6,185)	$(7,568)

Reconciliation of Pro Forma Diluted Loss Per Share to Pro Forma Adjusted Diluted Loss Per Share:
	Pro Forma
	Three Months Ended
	Aug 31, 2023	Aug 31, 2022
	(unaudited)	(unaudited)

Pro forma diluted loss per share	$(0.07)	$(0.46)

Amortization of intangibles	0.07	0.09
Change in fair value of contingent consideration	—	0.01
Acquisition, restructuring and other items, net (1)	0.08	0.14
Tax effect of non-GAAP items (2)	(0.24)	0.03
Adjusted pro forma diluted loss per share	$(0.16)	$(0.19)

Adjusted diluted sharecount (3)	39,842	39,302

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended August 31, 2023 and August 31, 2022.

(3) Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION (Continued)
(in thousands, except per share data)

Reconciliation of Pro Forma Net Loss to Pro Forma Adjusted EBITDA:
	Pro Forma
	Three Months Ended
	Aug 31, 2023	Aug 31, 2022
	(unaudited)	(unaudited)

Pro forma net loss	$(2,730)	$(18,140)

Income tax benefit	(11,023)	(853)
Interest expense, net	(119)	381
Depreciation and amortization	5,682	6,124
Change in fair value of contingent consideration	(130)	211
Stock based compensation	4,058	2,937
Acquisition, restructuring and other items, net (1)	3,190	5,564
Pro forma adjusted EBITDA	$(1,072)	$(3,776)

Per diluted share:
Adjusted EBITDA	$(0.03)	$(0.10)

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
NET SALES BY PRODUCT CATEGORY AND BY GEOGRAPHY
(in thousands)

	Three Months Ended			Three Months Ended
	Actual (1)	Pro Forma Adj. (2)	Pro Forma	As Reported (1)	Pro Forma Adj. (2)	Pro Forma	Actual			Pro Forma
	Aug 31, 2023	Aug 31, 2023	Aug 31, 2023	Aug 31, 2022	Aug 31, 2022	Aug 31, 2022	% Growth	Currency Impact	Constant Currency Growth	% Growth	Currency Impact	Constant Currency Growth
		(unaudited)			(unaudited)
Net Sales
Med Tech	$25,860	$(131)	$25,729	$22,817	$(76)	$22,741	13.3%			13.1%
Med Device	52,819	(11,804)	41,015	58,720	(19,752)	38,968	(10.0)%			5.3%
	$78,679	$(11,935)	$66,744	$81,537	$(19,828)	$61,709	(3.5)%	0.0%	(3.5)%	8.2%	0.0%	8.2%

Net Sales
United States	$64,399	$(8,395)	$56,004	$69,023	$(15,150)	$53,873	(6.7)%			4.0%
International	14,280	(3,540)	10,740	12,514	(4,678)	7,836	14.1%	0.0%	14.1%	37.1%
	$78,679	$(11,935)	$66,744	$81,537	$(19,828)	$61,709	(3.5)%	0.0%	(3.5)%	8.2%	0.0%	8.2%

(1)  Reflects the Company's US GAAP consolidated financial statements before pro forma adjustments related to the sale of the Dialysis and BioSentry Businesses on June 8, 2023, the sale of the PICCs and Midlines Businesses on February 15, 2024 and the discontinuation of the RadioFrequency Ablation and Syntrax products ("the Businesses") as of February 29, 2024, for the three months ended August 31, 2023 and August 31, 2022.

(2) Reflects the elimination of revenues and expenses representing the operating results from the sales and discontinuation of the Businesses.

GROSS PROFIT BY PRODUCT CATEGORY
(in thousands)

	Three Months Ended			Three Months Ended
	Actual (1)	Pro Forma Adj. (2)	Pro Forma	As Reported (1)	Pro Forma Adj. (2)	Pro Forma	Actual	Pro Forma
	Aug 31, 2023	Aug 31, 2023	Aug 31, 2023	Aug 31, 2022	Aug 31, 2022	Aug 31, 2022	% Change	% Change
	(unaudited)			(unaudited)
Med Tech	$16,727	$(39)	$16,688	$14,429	$(20)	$14,409	15.9%	15.8%
Gross profit % of sales	64.7%		64.9%	63.2%		63.4%

Med Device	$23,333	$(3,414)	$19,919	$27,876	$(8,223)	$19,653	(16.3)%	1.4%
Gross profit % of sales	44.2%		48.6%	47.5%		50.4%

Total	$40,060	$(3,453)	$36,607	$42,305	$(8,243)	$34,062	(5.3)%	7.5%
Gross profit % of sales	50.9%		54.8%	51.9%		55.2%

(1)  Reflects the Company's US GAAP consolidated financial statements before pro forma adjustments related to the sale of the Dialysis and BioSentry Businesses on June 8, 2023, the sale of the PICCs and Midlines Businesses on February 15, 2024 and the discontinuation of the RadioFrequency Ablation and Syntrax products ("the Businesses") as of February 29, 2024, for the three months ended August 31 2023 and August 31, 2022.

(2) Reflects the elimination of revenues and expenses representing the operating results from the sales and discontinuation of the Businesses.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	Three Months Ended			Three Months Ended
	As Reported (1)	Pro Forma Adjustments (2)	Pro Forma	As Reported (1)	Pro Forma Adjustments (2)	Pro Forma
	Nov 30, 2023	Nov 30, 2023	Nov 30, 2023	Nov 30, 2022	Nov 30, 2022	Nov 30, 2022
		(unaudited)			(unaudited)

Net sales	$79,073	$(12,190)	$66,883	$85,429	$(20,810)	$64,619
Cost of sales (exclusive of intangible amortization)	38,811	(8,600)	30,211	40,351	(12,023)	28,328
Gross profit	40,262	(3,590)	36,672	45,078	(8,787)	36,291
% of net sales	50.9%		54.8%	52.8%		56.2%

Operating expenses
Research and development	8,658	(323)	8,335	6,838	(127)	6,711
Sales and marketing	25,464	(1,469)	23,995	26,007	(1,485)	24,522
General and administrative	9,289	(74)	9,215	10,835	(831)	10,004
Amortization of intangibles	3,562	(964)	2,598	4,808	(1,448)	3,360
Change in fair value of contingent consideration	221	—	221	1,646	—	1,646
Acquisition, restructuring and other items, net	6,188	(106)	6,082	3,059	—	3,059
Total operating expenses	53,382	(2,936)	50,446	53,193	(3,891)	49,302
Operating loss	(13,120)	(654)	(13,774)	(8,115)	(4,896)	(13,011)
Interest expense, net	534	—	534	(684)	—	(684)
Other expense, net	(32)	—	(32)	(252)	—	(252)
Total other expense, net	502	—	502	(936)	—	(936)
Loss before income tax benefit	(12,618)	(654)	(13,272)	(9,051)	(4,896)	(13,947)
Income tax (benefit) expense	16,430	—	16,430	(565)		(565)
Net loss	$(29,048)	$(654)	$(29,702)	$(8,486)	$(4,896)	$(13,382)

Loss per share
Basic	$(0.72)		$(0.74)	$(0.21)		$(0.34)
Diluted	$(0.72)		$(0.74)	$(0.21)		$(0.34)

Weighted average shares outstanding
Basic	40,219		40,219	39,490		39,490
Diluted	40,219		40,219	39,490		39,490

(1)  Reflects the Company's US GAAP consolidated financial statements before pro forma adjustments related to the sale of the Dialysis and BioSentry Businesses on June 8, 2023, the sale of the PICCs and Midlines Businesses on February 15, 2024 and the discontinuation of the RadioFrequency Ablation and Syntrax products ("the Businesses") as of February 29, 2024, for the three months ended November 30, 2023 and November 30, 2022.

(2) Reflects the elimination of revenues and expenses representing the operating results from the sales and discontinuation of the Businesses.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION
(in thousands, except per share data)

Reconciliation of Pro Forma Net Loss to Pro Forma Adjusted Net Loss:
	Pro Forma
	Three Months Ended
	Nov 30, 2023	Nov 30, 2022
	(unaudited)	(unaudited)

Pro forma net loss	$(29,702)	$(13,382)

Amortization of intangibles	2,598	3,360
Change in fair value of contingent consideration	221	1,646
Acquisition, restructuring and other items, net (1)	6,082	3,059
Tax effect of non-GAAP items (2)	17,435	788
Adjusted pro forma net loss	$(3,366)	$(4,529)

Reconciliation of Pro Forma Diluted Loss Per Share to Pro Forma Adjusted Diluted Loss Per Share:
	Pro Forma
	Three Months Ended
	Nov 30, 2023	Nov 30, 2022
	(unaudited)	(unaudited)

Pro forma diluted loss per share	$(0.74)	$(0.34)

Amortization of intangibles	0.06	0.09
Change in fair value of contingent consideration	0.01	0.04
Acquisition, restructuring and other items, net (1)	0.15	0.08
Tax effect of non-GAAP items (2)	0.44	0.02
Adjusted pro forma diluted loss per share	$(0.08)	$(0.11)

Adjusted diluted sharecount (3)	40,219	39,490

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended November 30, 2023 and November 30, 2022.

(3) Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION (Continued)
(in thousands, except per share data)

Reconciliation of Pro Forma Net Loss to Pro Forma Adjusted EBITDA:
	Pro Forma
	Three Months Ended
	Nov 30, 2023	Nov 30, 2022
	(unaudited)	(unaudited)

Pro forma net loss	$(29,702)	$(13,382)

Income tax benefit	16,430	(565)
Interest expense, net	(534)	684
Depreciation and amortization	5,691	6,268
Change in fair value of contingent consideration	221	1,646
Stock based compensation	1,802	3,287
Acquisition, restructuring and other items, net (1)	6,082	3,059
Pro forma adjusted EBITDA	$(10)	$997

Per diluted share:
Adjusted EBITDA	$—	$0.02

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
NET SALES BY PRODUCT CATEGORY AND BY GEOGRAPHY
(in thousands)

	Three Months Ended			Three Months Ended
	Actual (1)	Pro Forma Adj. (2)	Pro Forma	As Reported (1)	Pro Forma Adj. (2)	Pro Forma	Actual			Pro Forma
	Nov 30, 2023	Nov 30, 2023	Nov 30, 2023	Nov 30, 2022	Nov 30, 2022	Nov 30, 2022	% Growth	Currency Impact	Constant Currency Growth	% Growth	Currency Impact	Constant Currency Growth
		(unaudited)			(unaudited)
Net Sales
Med Tech	$25,363	$(122)	$25,241	$24,502	$(135)	$24,367	3.5%			3.6%
Med Device	53,710	(12,068)	41,642	60,927	(20,675)	40,252	(11.8)%			3.5%
	$79,073	$(12,190)	$66,883	$85,429	$(20,810)	$64,619	(7.4)%	0.0%	(7.4)%	3.5%	0.0%	3.5%

Net Sales
United States	$64,002	$(8,182)	$55,820	$71,631	$(16,413)	$55,218	(10.7)%			1.1%
International	15,071	(4,008)	11,063	13,798	(4,397)	9,401	9.2%	0.0%	9.2%	17.7%
	$79,073	$(12,190)	$66,883	$85,429	$(20,810)	$64,619	(7.4)%	0.0%	(7.4)%	3.5%	0.0%	3.5%

(1)  Reflects the Company's US GAAP consolidated financial statements before pro forma adjustments related to the sale of the Dialysis and BioSentry Businesses on June 8, 2023, the sale of the PICCs and Midlines Businesses on February 15, 2024 and the discontinuation of the RadioFrequency Ablation and Syntrax products ("the Businesses") as of February 29, 2024, for the three months ended November 30, 2023 and November 30, 2022.

(2) Reflects the elimination of revenues and expenses representing the operating results from the sales and discontinuation of the Businesses.

GROSS PROFIT BY PRODUCT CATEGORY
(in thousands)
	Three Months Ended			Three Months Ended
	Actual (1)	Pro Forma Adj. (2)	Pro Forma	As Reported (1)	Pro Forma Adj. (2)	Pro Forma	Actual	Pro Forma
	Nov 30, 2023	Nov 30, 2023	Nov 30, 2023	Nov 30, 2022	Nov 30, 2022	Nov 30, 2022	% Change	% Change
	(unaudited)			(unaudited)
Med Tech	$15,816	$(33)	$15,783	$15,614	$(50)	$15,564	1.3%	1.4%
Gross profit % of sales	62.4%		62.5%	63.7%		63.9%

Med Device	$24,446	$(3,557)	$20,889	$29,464	$(8,737)	$20,727	(17.0)%	0.8%
Gross profit % of sales	45.5%		50.2%	48.4%		51.5%

Total	$40,262	$(3,590)	$36,672	$45,078	$(8,787)	$36,291	(10.7)%	1.0%
Gross profit % of sales	50.9%		54.8%	52.8%		56.2%

(1)  Reflects the Company's US GAAP consolidated financial statements before pro forma adjustments related to the sale of the Dialysis and BioSentry Businesses on June 8, 2023, the sale of the PICCs and Midlines Businesses on February 15, 2024 and the discontinuation of the RadioFrequency Ablation and Syntrax products ("the Businesses") as of February 29, 2024, for the three months ended November 30, 2023 and November 30, 2022.

(2) Reflects the elimination of revenues and expenses representing the operating results from the sales and discontinuation of the Businesses.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	Three Months Ended			Three Months Ended
	As Reported (1)	Pro Forma Adjustments (2)	Pro Forma	As Reported (1)	Pro Forma Adjustments (2)	Pro Forma
	Feb 29, 2024	Feb 29, 2024	Feb 29, 2024	Feb 28, 2023	Feb 28, 2023	Feb 28, 2023
		(unaudited)			(unaudited)

Net sales	$75,182	$(9,211)	$65,971	$80,712	$(19,622)	$61,090
Cost of sales (exclusive of intangible amortization)	39,321	(7,038)	32,283	40,208	(12,096)	28,112
Gross profit	35,861	(2,173)	33,688	40,504	(7,526)	32,978
% of net sales	47.7%		51.1%	50.2%		54.0%

Operating expenses
Research and development	8,189	(117)	8,072	6,852	(139)	6,713
Sales and marketing	25,405	(1,758)	23,647	25,406	(1,404)	24,002
General and administrative	10,578	22	10,600	8,839	(306)	8,533
Amortization of intangibles	3,287	(643)	2,644	4,739	(1,448)	3,291
Goodwill impairment	159,476	—	159,476	—	—	—
Change in fair value of contingent consideration	112	—	112	227	—	227
Acquisition, restructuring and other items, net	35,367	(6,266)	29,101	3,369	—	3,369
Total operating expenses	242,414	(8,762)	233,652	49,432	(3,297)	46,135
Gain on sale of assets	6,657	(6,657)	—	—	—	—
Operating loss	(199,896)	(68)	(199,964)	(8,928)	(4,229)	(13,157)
Interest expense, net	394	—	394	(736)	—	(736)
Other expense, net	(238)	—	(238)	—	—	—
Total other expense, net	156	—	156	(736)	—	(736)
Loss before income tax benefit	(199,740)	(68)	(199,808)	(9,664)	(4,229)	(13,893)
Income tax benefit	(12,004)	—	(12,004)	(179)		(179)
Net loss	$(187,736)	$(68)	$(187,804)	$(9,485)	$(4,229)	$(13,714)

Loss per share
Basic	$(4.67)		$(4.67)	$(0.24)		$(0.35)
Diluted	$(4.67)		$(4.67)	$(0.24)		$(0.35)

Weighted average shares outstanding
Basic	40,234		40,234	39,509		39,509
Diluted	40,234		40,234	39,509		39,509

(1)  Reflects the Company's US GAAP consolidated financial statements before pro forma adjustments related to the sale of the Dialysis and BioSentry Businesses on June8, 2023, the sale of the PICCs and Midlines Businesses on February 15, 2024 and the discontinuation of the RadioFrequency Ablation and Syntrax products ("the Businesses") as of February 29, 2024, for the three months ended February 29, 2024 and February 28, 2023.

(2) Reflects the elimination of revenues and expenses representing the operating results from the sales and discontinuation of the Businesses.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION
(in thousands, except per share data)

Reconciliation of Pro Forma Net Loss to Pro Forma Adjusted Net Loss:
	Pro Forma
	Three Months Ended
	Feb 29, 2024	Feb 28, 2023
	(unaudited)	(unaudited)

Pro forma net loss	$(187,804)	$(13,714)

Amortization of intangibles	2,644	3,291
Change in fair value of contingent consideration	112	227
Acquisition, restructuring and other items, net (1)	29,101	3,369
Goodwill impairment	159,476	—
Tax effect of non-GAAP items (2)	(10,055)	1,432
Adjusted pro forma net loss	$(6,526)	$(5,395)

Reconciliation of Pro Forma Diluted Loss Per Share to Pro Forma Adjusted Diluted Loss Per Share:
	Pro Forma
	Three Months Ended
	Feb 29, 2024	Feb 28, 2023
	(unaudited)	(unaudited)

Pro forma diluted loss per share	$(4.67)	$(0.35)

Amortization of intangibles	0.07	0.08
Change in fair value of contingent consideration	—	0.01
Acquisition, restructuring and other items, net (1)	0.72	0.08
Goodwill impairment	3.97	—
Tax effect of non-GAAP items (2)	(0.25)	0.04
Adjusted pro forma diluted loss per share	$(0.16)	$(0.14)

Adjusted diluted sharecount (3)	40,234	39,509

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended February 29, 2024 and February 28, 2023.

(3) Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION (Continued)
(in thousands, except per share data)

Reconciliation of Pro Forma Net Loss to Pro Forma Adjusted EBITDA:
	Pro Forma
	Three Months Ended
	Feb 29, 2024	Feb 28, 2023
	(unaudited)	(unaudited)

Pro forma net loss	$(187,804)	$(13,714)

Income tax benefit	(12,004)	(179)
Interest expense, net	(394)	736
Depreciation and amortization	6,861	6,288
Goodwill impairment	159,476	—
Change in fair value of contingent consideration	112	227
Stock based compensation	2,141	1,728
Acquisition, restructuring and other items, net (1)	27,966	3,369
Pro forma adjusted EBITDA	$(3,646)	$(1,545)

Per diluted share:
Adjusted EBITDA	$(0.09)	$(0.04)

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
NET SALES BY PRODUCT CATEGORY AND BY GEOGRAPHY
 (in thousands)

	Three Months Ended			Three Months Ended
	Actual (1)	Pro Forma Adj. (2)	Pro Forma	As Reported (1)	Pro Forma Adj. (2)	Pro Forma	Actual			Pro Forma
	Feb 29, 2024	Feb 29, 2024	Feb 29, 2024	Feb 28, 2023	Feb 28, 2023	Feb 28, 2023	% Growth	Currency Impact	Constant Currency Growth	% Growth	Currency Impact	Constant Currency Growth
		(unaudited)			(unaudited)
Net Sales
Med Tech	$25,844	$(190)	$25,654	$22,874	$(91)	$22,783	13.0%			12.6%
Med Device	49,338	(9,021)	40,317	57,838	(19,531)	38,307	(14.7)%			5.2%
	$75,182	$(9,211)	$65,971	$80,712	$(19,622)	$61,090	(6.9)%	0.0%	(6.9)%	8.0%	0.0%	8.0%

Net Sales
United States	$62,342	$(6,521)	$55,821	$67,620	$(14,932)	$52,688	(7.8)%			5.9%
International	12,840	(2,690)	10,150	13,092	(4,690)	8,402	(1.9)%	0.0%	(1.9)%	20.8%
	$75,182	$(9,211)	$65,971	$80,712	$(19,622)	$61,090	(6.9)%	0.0%	(6.9)%	8.0%	0.0%	8.0%

(1)  Reflects the Company's US GAAP consolidated financial statements before pro forma adjustments related to the sale of the Dialysis and BioSentry Businesses on June 8, 2023, the sale of the PICCs and Midlines Businesses on February 15, 2024 and the discontinuation of the RadioFrequency Ablation and Syntrax products ("the Businesses") as of February 29, 2024, for the three months ended February 29, 2024 and February 28, 2023.

(2) Reflects the elimination of revenues and expenses representing the operating results from the sales and discontinuation of the Businesses.

GROSS PROFIT BY PRODUCT CATEGORY
(in thousands)

	Three Months Ended			Three Months Ended
	Actual (1)	Pro Forma Adj. (2)	Pro Forma	As Reported (1)	Pro Forma Adj. (2)	Pro Forma	Actual	Pro Forma
	Feb 29, 2024	Feb 29, 2024	Feb 29, 2024	Feb 28, 2023	Feb 28, 2023	Feb 28, 2023	% Change	% Change
	(unaudited)			(unaudited)
Med Tech	$15,857	$(83)	$15,774	$14,774	$(93)	$14,681	7.3%	7.4%
Gross profit % of sales	61.4%		61.5%	64.6%		64.4%

Med Device	$20,004	$(2,090)	$17,914	$25,730	$(7,433)	$18,297	(22.3)%	(2.1)%
Gross profit % of sales	40.5%		44.4%	44.5%		47.8%

Total	$35,861	$(2,173)	$33,688	$40,504	$(7,526)	$32,978	(11.5)%	2.2%
Gross profit % of sales	47.7%		51.1%	50.2%		54.0%

(1)  Reflects the Company's US GAAP consolidated financial statements before pro forma adjustments related to the sale of the Dialysis and BioSentry Businesses on June 8, 2023, the sale of the PICCs and Midlines Businesses on February 15, 2024 and the discontinuation of the RadioFrequency Ablation and Syntrax products ("the Businesses") as of February 29, 2024, for the three months ended February 29, 2024 and February 28, 2023.

(2) Reflects the elimination of revenues and expenses representing the operating results from the sales and discontinuation of the Businesses.